UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23579

FLAT ROCK CORE INCOME FUND

 (Exact name of registrant as specified in charter)

Robert K. Grunewald

 Chief Executive Officer

1350 6th Avenue, 18th Floor

 New York, NY 10019

 (Address of principal executive offices) (Zip code)

(908) 239-7493

 (Registrant’s telephone number, including area code)

The Corporation Trust Company

 Corporation Trust Center

1209 Orange Street

 Wilmington, DE 19801

 (Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

 Eversheds Sutherland (US) LLP

 700 Sixth Street, NW, Suite 700

 Washington, D.C. 20001-3980

 (202) 383-0262

Date of fiscal year end:   December 31

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2021

Flat Rock Core Income Fund

FLAT ROCK GLOBAL

Where Investors Come First

Table of Contents

Shareholder Letter	1
Portfolio Update	3
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	17
Additional Information	33

Flat Rock Core Income Fund	Shareholder Letter

June 30, 2021 (Unaudited)

Fellow CORFX Shareholders,

At the midyear mark, Flat Rock Core Income Fund (“the Fund”) was up 5.09%. Our performance was driven by our consistent distribution payment of $1.37/share on an annualized basis, resulting in a current distribution yield of 6.63%1, as well as 1.6% increase in NAV driven predominantly by improving mark to market of our investment portfolio.

Fund Performance (Net)

	YTD Through 6/30/2021	2020 Full Year	Annualized Return Since Inception on 7/2/2017	Standard Deviation Since Inception on 7/2/2017
Flat Rock Core Income Fund	5.09%	10.03%	7.60%	3.22%
Barclays US Aggregate Bond Index	-1.60%	7.51%	3.88%	3.54%
S&P/LSTA Leveraged Loan Index	3.28%	3.12%	4.38%	0.10%
S&P BDC Total Return Index	28.15%	-8.85%	7.69%	28.23%
Bloomberg Barclays US Corporate HY	3.62%	7.11%	6.22%	5.72%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. All historical performance related to Flat Rock Core Income Fund, prior to 11/23/2020 is of the Predecessor Fund, Flat Rock Capital Corp.

We launched the predecessor fund to Flat Rock Core Income, Flat Rock Capital Corp, on June 29th, 2017, with a mandate to deliver a consistent distribution yield with low volatility. Since then, Flat Rock Capital Corp and Flat Rock Core Income have generated 7.60% annualized returns with an annualized standard deviation of 3.22%. We have not had any loan defaults in our portfolio since our inception and have experienced only two down months. As we reflect on 2020 and the recovery in 2021, we can see the positive results of several key investment disciplines. One key investment discipline involves aligning ourselves with private equity firms buying middle market businesses where they are willing to invest significant cash equity into the buyout. We are not typically interested in investing in the debt of a traditional “leveraged buyout” where private equity contributes as little equity as possible and attempts to generate returns through financial engineering. Generally, we seek to invest alongside equity investors creating approximately a 50% to 60% loan to value for our investment. This approach creates a strong alignment of interest with the owners and a significant buffer against potential losses. Of course, this low loan to value discipline also creates challenges; these high-quality loans can be hard to find. To address this challenge, we have committed to a “capacity constrained” strategy. At Flat Rock Core Income Fund, our goal is to invest millions, not billions.

Semi-Annual Report | June 30, 2021	1

Flat Rock Core Income Fund	Shareholder Letter

June 30, 2021 (Unaudited)

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor's 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/core-income-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

[1]	As of June 30, 2021; We intend to pay a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified from time to time. The distribution rate is calculated as the next monthly declared distribution * 12, divided by the share price. In 2019 and 2020 no portion of our distributions included return of capital.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Alps Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts' basis, subject to various conditions.

2	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update

June 30, 2021 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund's ("the Fund") investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio's total return.

PERFORMANCE OVERVIEW

For the six month period ended June 30, 2021, the Fund returned 5.09%. During that same period, the S&P BDC Total Return Index returned 28.13% and the S&P 500 Index returned 15.25%.

PERFORMANCE as of June 30, 2021

	1 Month	6 Month	1 Year(1)	3 Year(1)	Since Inception(1)
Flat Rock Core Income Fund(2)	0.90%	5.09%	13.39%	8.03%	7.60%
S&P 500 Total Return Index(3)	2.33%	15.25%	40.79%	18.67%	17.39%
Bloomberg Barclays US Aggregate Bond Index(4)	0.70%	-1.60%	-0.33%	5.34%	3.85%
S&P BDC Total Return Index(5)	0.62%	28.15%	58.31%	10.83%	7.69%

(1)	The Fund commenced operations on May 3, 2017. Operations for the period prior to November 23, 2020 are for Flat Rock Capital Corp. (see Note 12 in the Notes to Consolidated Financial Statements for further information).
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The Standard & Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.
(4)	The Bloomberg Barclays US Aggregate Bond Index is a broad-base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.
(5)	The S&P BDC Total Return Index is designed to track leading business development companies ("BDCs") that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Semi-Annual Report | June 30, 2021	3

Flat Rock Core Income Fund	Portfolio Update

June 30, 2021 (Unaudited)

Flat Rock Core Income Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2021^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2021

% of Total Investments**
BCP Great Lakes Fund LP	8.10%
Potpourri Group, Inc.	6.32%
Diversified Risk Holdings	6.12%
Barings Middle Market CLO Ltd 2021-I	5.32%
Thryv Inc	4.51%
Trident Technologies, LLC	4.18%
MCF CLO VII LLC	4.16%
THL Credit Lake Shore MM CLO I, Ltd.	4.12%
ABPCI Direct Lending Fund CLO I LLC	4.12%
ALM Media, LLC	3.84%
50.79%

*	Holdings are subject to change and exclude cash equivalents and government securities.

**	Percentages are based on the fair value of total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update

June 30, 2021 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on May 3, 2017 (commencement of operations) and tracking its progress through June 30, 2021. Operations for the period prior to November 22, 2020 are for Flat Rock Capital Corp. (see Note 12 in the Notes to Consolidated Financial Statements for further information).

Semi-Annual Report | June 30, 2021	5

Flat Rock Core Income Fund	Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 83.62%(a)
AIS HoldCo, LLC(b)(c)(d)	3M US L + 5.00%	08/15/2025	$3,725,000	$3,760,015
ALM Media, LLC(b)(c)(d)	3M US L + 6.50% (1.00% Floor)	11/25/2024	4,611,834	4,519,597
Aspect Software(b)(c)	3M US L + 5.25% (0.75% Floor)	05/06/2028	3,000,000	2,940,000
Broder Bros Co.(b)(c)(d)	1M US L + 8.50% (1.00% Floor)	12/02/2022	1,818,760	1,727,822
Coastal Construction Products(b)(c)(d)	2M US L + 5.13%	09/04/2024	2,840,869	2,840,869
Diversified Risk Holdings(b)(c)(d)	3M US L + 6.25% (1.00% Floor)	04/30/2026	7,348,148	7,201,185
Global Client Solutions(b)(c)(d)	1M US L + 6.00% (1.00% Floor)	03/15/2026	1,000,000	995,000
Hill International, Inc.(b)(c)(d)	3M US L + 5.75% (1.00% Floor)	06/21/2023	1,440,000	1,440,000
Inszone Delayed Draw Term Loan(b)(c)(d)	3M US L + 6.00% (1.25% Floor)	06/30/2026	2,000,000	2,000,000
Inszone Insurance Services(b)(c)(d)	3M US L + 6.00% (1.25% Floor)	06/30/2026	3,959,505	3,860,517
Isagenix International, LLC(b)(c)(d)	3M US L + 5.75% (1.00% Floor)	06/14/2025	2,503,668	2,032,152
MAG Aerospace(b)(c)(d)	3M US L + 5.50% (1.00% Floor)	04/01/2027	1,990,000	1,960,150
Mills Fleet Farms(b)(c)(d)	3M US L + 6.50% (1.00% Floor)	10/24/2024	4,623,124	4,511,245
North Pole US LLC(b)(c)	3M US L + 7.00%	03/03/2025	1,775,000	1,589,867
Potpourri Group, Inc.(b)(c)(d)	1M US L + 8.25%	07/03/2024	7,395,352	7,438,984
Savers, Inc.(b)(c)(d)	3M US L + 5.75% (0.75% Floor)	04/30/2029	3,000,000	3,023,760
Spencer Gifts LLC(b)(c)(d)	1M US L + 6.00%	06/19/2026	3,148,966	3,130,072
Three Bridge Acquisition Delayed Draw Loan(b)(c)(d)	13.00%(e)	12/04/2022	277,916	276,748
Three Bridge Acquisition Term Loan(b)(c)(d)	13.00%(e)	12/04/2022	4,499,392	4,480,495
Thryv Inc(b)(c)(d)	1M US L + 8.50% (1.00% Floor)	03/01/2026	5,245,714	5,316,217

See Notes to Consolidated Financial Statements.

6	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Rate	Maturity	Principal Amount	Value
Trident Technologies, LLC(b)(c)(d)	3M US L + 6.00% (1.50% Floor)	12/19/2025	$4,925,000	$4,925,000

TOTAL FIRST LIEN SENIOR SECURED DEBT				$69,969,695
(Cost $70,203,818)

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 10.02%(f)
Barings Middle Market CLO Ltd 2021-I(a)(g)	16.52%(e)	07/22/2025	6,300,000	6,268,500
BlackRock Elbert CLO V, Ltd., Subordinated Notes(a)(b)(c)(h)	16.11%(e)	12/15/2031	2,000,000	2,111,774

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$8,380,274
(Cost $8,315,196)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 31.20%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(c)(g)(h)	3M US L + 8.73%	07/20/2033	5,000,000	4,850,902
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)(c)(h)	3M US L + 9.27%	01/23/2032	4,000,000	3,999,995
MCF CLO VII LLC, Class ER(a)(g)	3M US L + 9.15%	07/20/2033	5,000,000	4,900,341
Monroe Capital Mml CLO 2017-1, Ltd., Class E(a)(b)(c)(g)	3M US L + 7.35%	04/22/2029	2,000,000	1,935,763
Monroe Capital Mml Clo XI, Ltd., Class E(a)(b)(c)(g)	3M US L + 8.54%	05/20/2033	4,000,000	3,843,752
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(c)(g)	3M US L + 8.97%	04/15/2033	5,000,000	4,852,381
THL Credit Lake Shore MM CLO II, Ltd., Class E(a)(b)(c)(g)	3M US L + 8.80%	10/17/2031	1,725,000	1,720,445

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$26,103,579
(Cost $25,738,283)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2021	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Value
PRIVATE FUND INVESTMENTS - 15.58%
BCP Great Lakes Fund LP(h)	9,507,295	$9,540,571
Triplepoint Private Venture Credit	226,924	3,500,008

TOTAL PRIVATE FUND INVESTMENTS
(Cost $13,007,295)		$13,040,579

		Shares	Value
SHORT TERM INVESTMENTS - 0.31%
Money Market Fund - 0.31%
First American Government Obligations Fund	(7 Day Yield 0.03%)	259,261	$259,261

TOTAL SHORT TERM INVESTMENTS
(Cost $259,261)			$259,261

TOTAL INVESTMENTS - 140.73%
(Cost $117,523,853)			$117,753,388

LIABILITIES IN EXCESS OF OTHER ASSETS - (40.73)%			(34,077,176)
NET ASSETS - 100.00%			$83,676,212

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

(b)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(d)	All or a portion of the security has been pledged as collateral in connection with the credit facility. At June 30, 2021, the value of securities pledged amounted to $65,453,448, which represents approximately 78.22% of net assets.

(e)	Estimated yield.

See Notes to Consolidated Financial Statements.

8	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

(f)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $8,380,274, which represents 10.02% of net assets as of June 30, 2021.

(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $28,372,084, which represents 33.91% of net assets as of June 30, 2021.

(h)	A portion of this position was not funded as of June 30, 2021. The Consolidated Schedule of Investments records only the funded portion of each position.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%

2M US L - 2 Month LIBOR as of June 30, 2021 was 0.13%

3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2021	9

Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $117,523,853)	$117,753,388
Interest receivable	896,414
Receivable for fund shares sold	185,953
Prepaid loan commitment fees	183,798
Due from lender on credit facility	111,485
Dividends receivable	55,659
Cash	25,000
Prepaid expenses and other assets	54,768
Total Assets	119,266,465

LIABILITIES:
Credit Facility, net (see Note 9)	26,686,689
Accrued interest expense	72,173
Payable for fund investment purchased	8,371,068
Incentive fee payable	158,580
Management fee payable	132,661
Payable for fund accounting and administration fees	82,427
Payable for custodian fees	36,824
Payable for audit and tax service fees	32,980
Payable to transfer agent	1,603
Payable to trustees and officers	10
Other accrued expenses	15,238
Total Liabilities	35,590,253
Net Assets	$83,676,212

NET ASSETS CONSIST OF:
Paid-in capital	$81,332,914
Total distributable earnings	2,343,298
Net Assets	$83,676,212

PRICING OF SHARES:
Net Assets	$83,676,212
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	4,057,854
Net Asset Value Per Share and Offering Price Per Share	$20.62

See Notes to Consolidated Financial Statements.

10	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Interest income	$3,787,834
Dividend income	436,980
Other income	79,798
Total Investment Income	4,304,612

EXPENSES:
Management fees	677,669
Incentive fees	328,312
Interest on credit facility	357,692
Accounting and administration fees	175,327
Loan commitment fees	72,127
Transfer agent fees and expenses	68,972
Audit and tax service fees	41,195
Legal fees	25,332
Printing expenses	17,000
Excise tax expenses	14,685
Registration expenses	12,994
Custodian expenses	5,150
Trustee expenses	4
Miscellaneous expenses	18,104
Total Expenses	1,814,563
Net Investment Income	2,490,049

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	436,472
Net change in unrealized appreciation/depreciation on:
Investments	758,034
Net Realized and Unrealized Gain on Investments	1,194,506
Net Increase in Net Assets Resulting from Operations	$3,684,555

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2021	11

Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020(a)
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,490,049	$4,068,165
Net realized gain	436,472	1,668,737
Net change in unrealized appreciation/depreciation	758,034	(211,332)
Net increase in net assets resulting from operations	3,684,555	5,525,570

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(2,432,181)	(3,944,261)
Decrease in net assets from distributions to shareholders	(2,432,181)	(3,944,261)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,950,616	4,465,118
Reinvestment of distributions	804,546	762,158
Cost of shares repurchased	(1,766,955)	(2,342,824)
Net increase in net assets from capital share transactions	21,988,207	2,884,452

Net Increase in Net Assets	23,240,581	4,465,761

NET ASSETS:
Beginning of period	60,435,631	55,969,870
End of period	$83,676,212	$60,435,631

OTHER INFORMATION:
Share Transactions:
Shares sold	1,125,621	225,287
Shares issued in reinvestment of distributions	39,528	38,568
Shares repurchased	(86,602)	(117,388)
Net increase in shares outstanding	1,078,547	146,467

(a)	The consolidated operations for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financial Statements for further information).

See Notes to Consolidated Financial Statements.

12	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,684,555
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(65,529,308)
Proceeds from sale of investment securities	37,183,110
Purchase of short-term investment securities	10,274,560
Amortization of premium and accretion of discount on investments, net	(338,149)
Net realized (gain) on:
Investments	(436,472)
Net change in unrealized appreciation/depreciation on:
Investments	(758,034)
(Increase)/Decrease in assets:
Interest receivable	73,612
Due from lender on credit facility	(111,485)
Prepaid loan commitment fees	(183,798)
Dividends receivable	(40,551)
Prepaid expenses and other assets	(54,768)
Increase/(Decrease) in liabilities:
Unfunded loan commitments	(800,000)
Accrued interest expense	3,802
Incentive fee payable	16,573
Management fee payable	(266,460)
Payable for fund accounting and administration fees	(18,944)
Payable for custodian fees	28,677
Payable for audit and tax service fees	(43,020)
Payable to transfer agent	(5,366)
Payable to trustees and officers	4
Other accrued expenses	(35,068)
Net cash used in operating activities	(17,356,530)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payable to custodian due to overdraft	(3,114,441)
Proceeds from shares sold	22,879,663
Cost of shares repurchased	(1,766,955)
Borrowings on credit facility	48,390,891
Payments on credit facility	(47,379,993)
Cash distributions paid	(1,627,635)
Net cash provided by financing activities	17,381,530
Net increase in cash	25,000

Cash, beginning of period	$–
Cash, end of period	$25,000
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$804,546

Cash paid for interest on credit facility during the period was:	$353,890

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2021	13

Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)	For the Period From May 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value - beginning of period	$20.29		$19.76	$19.74	$20.02	$20.00
Income from investment operations:
Net investment income(b)	0.70		1.41	1.37	1.15	0.69
Net realized and unrealized gain/(loss) on investments(b)	0.31		0.48	(0.01)	(0.13)	(0.13)
Total income from investment operations	1.01		1.89	1.36	1.02	0.56

Less distributions:
From net investment income	(0.68)		(0.81)	(1.34)	(1.30)	(0.34)
From net realized gain on investments	–		(0.55)	–	–	–
From tax return of capital	–		–	–	–	(0.20)
Total distributions	(0.68)		(1.36)	(1.34)	(1.30)	(0.54)
Net increase/(decrease) in net asset value	0.33		0.53	0.02	(0.28)	20.02
Net asset value - end of period	$20.62		$20.29	$19.76	$19.74	$20.02

Total Return(c)	5.09	%(d)	10.03%	7.13%	5.07%	2.80	%(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$83,676		$60,436	$55,970	$36,855	$20,670
Ratios to Average Net Assets (including interest on credit facility)(e)

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)	For the Period From May 3, 2017 (Commencement of Operations) to December 31, 2017
Ratio of expenses to average net assets including fee waivers and reimbursements	5.03	%(f)	7.69%	7.39%	3.52%	1.18	%(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.03	%(f)	8.07%	8.83%	6.15%	11.95	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	6.90	%(f)	7.15%	6.85%	5.47%	5.06	%(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements	6.90	%(f)	6.77%	5.41%	2.84%	(5.71	%)(f)

Ratios to Average Net Assets (excluding interest on credit facility)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.04	%(f)	5.69%	4.47%	2.99%	N/A	(f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.04	%(f)	6.07%	4.77%	2.99%	0.95	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.89	%(f)	9.15%	10.31%	4.05%	N/A	(f)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2021	15

Flat Rock Core Income Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)	For the Period From May 3, 2017 (Commencement of Operations) to December 31, 2017
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	7.89	%(f)	8.77%	9.77%	6.00%	5.29	%(f)

Portfolio turnover rate	37	%(d)	32%	85%	137%	156	%(d)

Credit Facility:
Aggregate principal amount, end of period (000s):	26,687		25,676	29,796	23,233	N/A
Asset coverage, end of period per $1,000:(g)	4,138		3,354	2,667	2,794	N/A

(a)	The consolidated operations for the period from May 3, 2017 (Commencement of Operations) to December 31, 2017, the years ended December 31, 2018 and December 31, 2019 and for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financials Statements for further information).

(b)	Based on average shares outstanding during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	Not annualized.

(e)	Interest expense relates to the Fund's credit facility (see Note 9) and includes amortization of debt issuance costs.

(f)	Annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the credit facility and accumulated unpaid interest on credit facility) from the Fund's total assets and dividing by the outstanding credit facility balance.

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on August 18, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The operations reported in the accompanying consolidated financial statements and financial highlights for the periods from May 3, 2017 to November 22, 2020 are for Flat Rock Capital Corp., a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. Flat Rock Capital Corp. was an externally managed, non-diversified, closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the 1940 Act and that elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On November 20, 2020, Flat Rock Capital Corp. transferred all of its assets to the Fund as part of a reorganization as described in Note 12.

FRC Funding I, LLC, a wholly owned financing subsidiary, is consolidated in the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Semi-Annual Report | June 30, 2021	17

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Fund's investment adviser.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund intends to invest directly in Senior Loans (either in the primary or secondary markets). Each Senior Loan held by the Fund will be fair valued by a third-party valuation firm engaged by the Fund each quarter. Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. At the end of the quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The Fund may invest in junior debt or equity tranches of CLOs. These investments will be valued based on the last reported bid prices supplied by an independent, third party pricing service engaged by the Fund. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Adviser, then such securities will be valued at fair value pursuant to procedures adopted by the Board.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of the Fund’s investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Semi-Annual Report | June 30, 2021	19

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Board in valuing certain of the Fund’s investments. The Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Debt Issuance Costs: The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | June 30, 2021	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2021:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$69,969,695	$69,969,695
Collateralized Loan Obligations Equity	–	6,268,500	2,111,774	8,380,274
Collateralized Loan Obligations Debt	–	4,900,341	21,203,238	26,103,579
Private Fund	3,500,008	–	–	3,500,008
Short Term Investments	259,261	–	–	259,261
Total	$3,759,269	$11,168,841	$93,284,707	$108,212,817

*	The Fund held private fund investments with a fair value of $9,540,571, that in accordance with ASU 2015-07, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of June 30, 2021.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the period ended June 30, 2021:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Debt	Collateralized Loan Obligations Equity	Total
Balance as of December 31, 2020	$69,008,204	$8,001,252	$2,000,000	$79,009,456
Accrued discount/ premium	192,207	98,519	46,696	337,422
Realized Gain/(Loss)	121,656	220,015	–	341,671
Change in Unrealized Appreciation/(Depreciation)	1,137,553	(292,798)	65,078	909,833
Purchases	22,716,185	15,470,000	–	38,186,185
Sales Proceeds	(23,227,952)	(2,293,750)	–	(25,521,702)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of June 30, 2021	$69,969,695	$21,203,238	$2,111,774	$93,284,707
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021	$1,408,424	$(68,769)	$65,078	$1,404,733

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
First Lien Senior Secured Debt	$69,969,695	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Equity	2,111,774	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	21,203,238	Third-party vendor pricing service	Broker quotes	N/A

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

In addition to the Advisory Fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

●	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.764%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.764%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.764% in any calendar quarter; and

Semi-Annual Report | June 30, 2021	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

●	15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of January, April, July, and October. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

During the six months ended June 30, 2021, the Fund completed two repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 23, 2020	March 23, 2021
Repurchase Request Deadline	January 26, 2021	April 27, 2021
Repurchase Pricing Date	January 26, 2021	April 27, 2021
Amount Repurchased	$122,096	$1,644,859
Shares Repurchased	6,012	80,590

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2021, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$67,900,376	$37,361,861

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2020, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$3,944,261	$–	$–	$–	$3,944,261

Semi-Annual Report | June 30, 2021	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2021, with differences related to partnership investments and wash sales, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$729,141	$(836,055)	$(106,914)	$117,860,302

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as collateralized loan obligations (“CLOs”), business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Semi-Annual Report | June 30, 2021	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Middle Market Risk. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

LIBOR Risk: Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

Global Markets Risk: The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness, or COVID-19, emerged in the city of Wuhan in the Hubei province of China.

28	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for companies to conduct their businesses. As a result of pandemic outbreaks, including COVID-19, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of the portfolio companies underlying the CLOs in which we invest, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects.

Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our investments. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board has approved a multi-step valuation process each quarter. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

Semi-Annual Report | June 30, 2021	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

9. BORROWINGS

The Fund maintains a $35 million revolving line of credit, originally obtained by Flat Rock Capital Corp. through a special purpose wholly-owned subsidiary, FRC Funding I, LLC (“FRC Funding”), who entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Alostar Capital Finance (“Alostar”), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was subsequently amended to add Cadence Bank, N.A. as the administrative agent following its merger with State Bank and Trust, and to add Hitachi Capital America Corp. to the Lenders.

As of June 30, 2021, the Fund had drawn down $26,686,689 from the Credit Facility and the maximum borrowing outstanding during the six month period was $32,465,955. The Fund is charged an interest rate of 2.88% above the daily LIBOR (London Interbank Offered Rate), which was 3.02% at June 30, 2021. The Fund is charged a fee on the average daily unused balance of the Credit Facility of between 0.50% and 1.00%. Pursuant to the terms of the Loan Agreement, the Borrowers granted to Cadence for the benefit of Cadence and Hitachi, Lenders, Alostar and its affiliates, a security interest and a lien in substantially all of FRC Funding’s assets.

The average annualized interest rate charged and the average outstanding loan payable for the six months ended June 30, 2021 was as follows:

Average Interest Rate	3.28%
Average Outstanding Borrowings	$21,999,531

10. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the Shares as of such date.

11. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of 11,589,001 of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of June 30, 2021. As of June 30, 2021, there were no capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s consolidated statement of assets and liabilities and are not reflected in the Fund’s consolidated statement of assets and liabilities.

30	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

A summary of the composition of the unfunded commitments as of June 30, 2021 is shown in the table below:

	Expiration Date(1)	As of June 30, 2021
BCP Great Lakes Fund	N/A	$2,792,705
Diversified Risk Holdings	April 30, 2026	296,296
Inszone	June 30, 2022	2,000,000
TriplePoint Venture Credit	N/A	6,500,000
Total unfunded commitments		$11,589,001

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

12. FUND REORGANIZATION

On November 20, 2020 (the “Reorganization Date”), pursuant to the approval of an Agreement and Plan of Reorganization (the “Plan”) by and between Flat Rock Core Income Fund (the “Acquiring Fund”) and Flat Rock Capital Corp. (the “Acquired Fund”), the Acquired Fund transferred all of its assets to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

As of the Reorganization Date, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and received their respective shares. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

On the Reorganization Date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
250	$5,000	2,892,101	$58,947,907

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Portfolio Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
$86,074,311	$(708,344)

Immediately following the reorganization, the net assets of the Acquiring Fund was $58,952,907 and 2,892,351 shares were issued in the Acquiring Fund.

Semi-Annual Report | June 30, 2021	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

June 30, 2021 (Unaudited)

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Fund’s pro forma results of operations for the period January 1, 2020 to December 31, 2020, are as follows:

Net Investment Income	$4,068,165
Net Realized and Unrealized Gain on Investments	1,457,405
Net Increase in Net Assets Resulting from Operations	5,525,570

13. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On July 27, 2021, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers was as follow:

Repurchase Offer
Commencement Date	June 22, 2021
Repurchase Request Deadline	July 27, 2021
Repurchase Pricing Date	July 27, 2021
Amount Repurchased	$5,391,559
Shares Repurchased	261,853

Subsequent to June 30, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 9, 2021	July 8, 2021	July 12, 2021	$0.114
August 10, 2021	August 9, 2021	August 11, 2021	$0.114

32	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information

June 30, 2021 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund's first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND
DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2021	33

Flat Rock Core Income Fund	Additional Information

June 30, 2021 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don't share
For nonaffiliates to market to you		No	We don't share

QUESTIONS?	Call (307) 500-5200

34	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information

June 30, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund
WHAT WE DO
How does Flat Rock Core Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock Core Income Fund collect my personal information?	We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● Sharing for affiliates’ everyday business purposes – information about your creditworthiness ● Affiliates from using your information to market to you ● Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2021	35

Flat Rock Core Income Fund	Additional Information

June 30, 2021 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Flat Rock Core Income Fund doesn’t jointly market.

36	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.

 ALPS Distributors, Inc. is the Distributor for the Flat Rock Core Income Fund.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 3, 2021

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	September 3, 2021